                                                                  EXHIBIT 10.50





                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                           DATED AS OF APRIL 1, 1997

                                    BETWEEN


                         CELTRIX PHARMACEUTICALS, INC.


                                      AND


                       THE PURCHASERS LISTED ON EXHIBIT A

                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

         THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT ("Agreement") is entered into as of this 1st day of April, 1997 between Celtrix Pharmaceuticals, Inc., a Delaware corporation ("Celtrix"), and the purchasers listed on the attached Exhibit A ("Purchasers").

                                   SECTION 1

                       SALE OF COMMON STOCK AND WARRANTS

         1.1 SALE OF COMMON STOCK AND WARRANTS. Subject to the terms and conditions hereof, Celtrix will issue and sell to each Purchaser, and each Purchaser will purchase from Celtrix, at the Closing (as defined below) the number of Units set forth opposite each Purchaser's name on Exhibit A. A "Unit" shall be composed of two shares ("Shares") of common stock, $0.01 par value, of Celtrix ("Common Stock") and a warrant to purchase one share of Common Stock ("Warrant Share"). A form of the warrant is attached as Exhibit B ("Warrant"). The purchase price per Unit ("Unit Purchase Price") shall be equal to two (2) multiplied by the lower of: (i) the closing bid price of the Common Stock as reported on the Nasdaq National Market on the day preceding the Closing Date (as defined below), or (ii) the average of the closing bid prices of the Common Stock as reported on the Nasdaq National Market for the 5 trading days prior to the Closing Date. The exercise price per Warrant Share shall be equal to 110% multiplied by 50% of the Unit Purchase Price.

         1.2 CLOSING DATE. The closing of the purchase and sale of the Units ("Closing") shall be held at the law offices of Venture Law Group, 2800 Sand Hill Road, Menlo Park, California on April 1, 1997, or at such other time and place upon which Celtrix and the Purchasers purchasing a majority of the Units shall mutually agree (the date of the Closing is hereinafter referred to as the "Closing Date").

         1.3 DELIVERY. At the Closing, Celtrix will deliver to each Purchaser certificates representing the Shares and Warrants purchased by such Purchaser, against payment of the aggregate Unit Purchase Price therefor, by wire transfer to Celtrix or certified or cashier's check drawn on a United States bank made to the order of Celtrix.

                                   SECTION 2

                   REPRESENTATIONS AND WARRANTIES OF CELTRIX

         Celtrix hereby represents and warrants to the Purchasers as of the Closing Date as follows:


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         2.1     ORGANIZATION AND STANDING.  Celtrix is a corporation duly
organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing as a domestic corporation under the laws of said state and is qualified as a foreign corporation in California and in all other jurisdictions in which such qualification is required; provided, however, that Celtrix need not be qualified in a jurisdiction in which its failure to qualify would not have a material adverse effect on the business, properties, prospects or financial condition of Celtrix.

         2.2 CORPORATE POWER; AUTHORIZATION. Celtrix has all requisite legal and corporate power and has taken all requisite corporate action to execute and deliver this Agreement and the Warrants, to sell and issue the Shares, the Warrants and the Warrant Shares and to carry out and perform all of its obligations under this Agreement and the Warrants. This Agreement and the Warrants constitute the legal, valid and binding obligation of Celtrix, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) as limited by equitable principles generally. The execution and delivery of this Agreement and the Warrants does not, and the performance of this Agreement and the Warrants and the compliance with the provisions hereof and thereof and the issuance, sale and delivery of the Shares, the Warrants and the Warrant Shares by Celtrix will not materially conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien pursuant to the terms of, the Certificate of Incorporation or Bylaws of Celtrix or any statute, law, rule or regulation or any state or federal order, judgement or decree or any indenture, mortgage, lease or other agreement or instrument to which Celtrix, or any of its properties, is subject.

         2.3 SHARES; WARRANT SHARES. The Shares and the Warrants (and the Warrant Shares issuable upon exercise of the Warrants) when issued in compliance with the provisions of this Agreement or the Warrants, as the case may be, will be duly and validly authorized, issued, fully paid and nonassessable. Based on the representations and warranties of the Purchasers contained herein, the Shares and the Warrants (and the Warrant Shares) when issued in compliance with the provisions of this Agreement or the Warrants, as the case may be, will be issued in compliance with federal and state securities laws. The issuance and delivery of the Shares and the Warrants (and the Warrant Shares upon exercise of the Warrants) is not subject to preemptive or any other similar rights of the stockholders of Celtrix or any liens or encumbrances. Celtrix has reserved such number of shares of its Common Stock necessary for issuance of the Warrant Shares.

         2.4 CAPITALIZATION. The authorized capital stock of Celtrix consists of 30,000,000 shares of Common Stock, $0.01 par value, of which at December 31, 1996, 15,263,429 shares were issued and outstanding, and 2,000,000 shares of Preferred Stock, $0.01 par value per share, no shares of which are issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. In addition to the foregoing, Celtrix has reserved and outstanding the following warrants, options and convertible securities: (i) warrants for the purchase of 687,155 shares of Common Stock at an exercise price of $9.00 per share, which warrant expires November 17,1998; (ii) 1,500,000 shares reserved for issuance pursuant to Celtrix's 1991 Stock Option Plan, of which, at December 31, 1996 options




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to purchase 32,174 shares had been exercised, options to purchase 975,125 shares were outstanding and 492,701 shares remained available for future grant;
(iii) 250,000 shares reserved for issuance pursuant to Celtrix's 1991 Employee Stock Purchase Plan, of which, at December 31, 1996, 101,132 shares had been issued and 148,868 shares remained available for future issuance; and (iv) 200,000 shares reserved for issuance under Celtrix's 1991 Directors' Stock Option Plan, of which, at December 31, 1996, options to purchase 39,998 shares were outstanding and 160,002 shares remained available for future grant.
Except for an option to purchase 75,000 shares of Common Stock to be granted in connection with this transaction and except for securities issued in the ordinary course of business under Celtrix's stock plans, no additional securities of Celtrix will be issued and outstanding as of the Closing. Except as described in this Section 2.4 and except for E.M. Warburg, Pincus and Company's right to purchase such amount of newly issued securities of Celtrix in order to maintain their respective percentage ownership of Celtrix Common Stock, there are no other options, warrants, conversion privileges or other contractual rights currently outstanding to purchase or otherwise acquire any authorized but unissued shares of Celtrix's capital stock or other securities.

         2.5 PRIVATE PLACEMENT OFFERING MEMORANDUM; SEC DOCUMENTS; FINANCIAL STATEMENTS. Each complete or partial statement, report, prospectus filed under the Securities Act of 1933, as amended ("Securities Act"), or proxy statement included in or referred to in the Private Placement Offering Memorandum of Celtrix dated March 17, 1997 ("Memorandum") is a true and complete copy of or excerpt from such document as filed by Celtrix with the Securities and Exchange Commission ("SEC") ("SEC Documents"). Celtrix has filed all the documents that Celtrix was required to file with the SEC under Sections 13 or 14(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), since the date on which its last report on Form 10-K was filed. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable. Neither the Memorandum nor any of the SEC Documents as of their respective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of Celtrix included in the SEC Documents or the Memorandum ("Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. Except as may be indicated in the notes to the Financial Statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, the Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of Celtrix and any subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments).

         2.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority, including without limitation the U.S. Food and Drug Administration, on the part of Celtrix is required in connection with the consummation of the transactions contemplated by this Agreement except for (a) compliance with foreign securities laws, federal





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
securities laws and state "blue sky" laws in the jurisdictions in which Units are offered and/or sold, which compliance will be effected in accordance with such laws, (b) filing the Nasdaq National Market Notification Form for listing of additional shares, which filing will be effected in accordance with the rules thereunder or an appropriate waiver will be obtained, and (c) filing with the SEC and NASD either a Current Report on Form 8-K or a Quarterly or Annual Report on Form 10-Q or 10-K disclosing the terms of the transaction contemplated by this Agreement. The business of Celtrix is not being conducted in violation of any law, ordinance or regulation of any governmental entity, including but not limited to the U.S. Food and Drug Administration, except for violations which either singly or in the aggregate would not be reasonably likely to have a material adverse effect on Celtrix's business, financial condition or results of operations.

         2.7 NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed herein or in the Financial Statements, since December 31, 1996, there has not been:

                 (a) any changes in the assets, liabilities, financial condition or operations of Celtrix from that reflected in the Financial Statements except changes in the ordinary course of business which have not been, either in any individual case or in the aggregate, materially adverse;

                 (b) any material change in the contingent obligations of Celtrix, whether by way of guarantee, endorsement, indemnity, warranty or otherwise;

                 (c) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties or business of Celtrix;

                 (d) any declaration or payment of any dividend or other distribution of the assets of Celtrix;

                 (e)      any labor organization activity; or

                 (f) any other event or condition of any character which has materially and adversely affected Celtrix's assets, liabilities, financial condition or operations or prospects.

         2.8 INTELLECTUAL PROPERTY. Celtrix has sufficient title and ownership of all patents, patent applications, copyrights, trade secrets, trademarks, proprietary information, proprietary rights, and processes necessary for its business as now conducted and as now proposed to be conducted in the Memorandum without any conflict with or infringement of the rights of others except as disclosed in the documents filed with the SEC and appended to the Memorandum, to the knowledge of Celtrix. The research, development, manufacture, sale, and use of products presently made, used, or sold by, or contemplated for future manufacture, sale or use by Celtrix, as disclosed in the Memorandum, do not and would not constitute or involve a significant risk of infringement of any patent or misappropriation of any trade secret of any third party, except as disclosed in the Memorandum. Except as disclosed in the documents filed with the SEC and appended to the Memorandum, there are no outstanding options, licenses, or agreements of any kind relating to any material use of the foregoing, nor is Celtrix bound by or a party to any





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
options, licenses, encumbrances or liens, or any outstanding orders, judgments, decrees, stipulations, or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity that are material to Celtrix's business as currently conducted or proposed to be conducted in the Memorandum. Celtrix has not received any communications alleging that Celtrix, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights, or trade secrets or other proprietary rights of any other person or entity. Celtrix is not aware that any of its employees or consultants is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgement, decree or order of any court or administrative agency, that is violated by or would materially interfere with the current or prospective services provided to Celtrix by the employee or consultant or the use of his best efforts to promote the interests of Celtrix or that would materially conflict with Celtrix's business as proposed to be conducted in the Memorandum. Neither the execution nor delivery of this Agreement, nor the carrying on of Celtrix's business as proposed, will, to Celtrix's knowledge, conflict with or result in a material breach of the terms, conditions or provisions of, or constitute a material default under, any contract, covenant or instrument under which any of such employees is now obligated.

         2.9 LITIGATION. Celtrix is not engaged in, or a party to, or threatened with, any claim or legal action or other proceeding before any court, any arbitrator of any kind or any administrative agency, or any governmental investigation, which could have a material adverse effect on Celtrix's business, financial condition or results of operations, nor to Celtrix's knowledge does any basis for any claim or legal action or other proceeding or governmental investigation exist. There are no orders, rulings, decrees, judgments or stipulations to which Celtrix is a party by or with any court, arbitrator or administrative agency and to Celtrix's knowledge, there are no other such orders, rulings, decrees, judgments or stipulations affecting Celtrix's business, financial condition or results of operations.

         2.10 CONSISTENT TERMS. No Units are being issued and sold at the Closing other than pursuant to the Agreement and if Celtrix shall enter into any other agreement, side letter or other understanding with any Purchaser listed on Exhibit A or any other purchaser containing additional or contrary undertakings or terms to those contained herein in connection with the issuance and sale of Units at the Closing, Celtrix shall make such undertakings or terms available to each other Purchaser.


                                   SECTION 3

                  REPRESENTATIONS AND WARRANTIES OF PURCHASERS

         Each Purchaser hereby separately represents and warrants, severally and not jointly, to Celtrix as of the Closing date as follows:





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
         3.1 INVESTMENT EXPERIENCE. Such Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Purchaser is aware of Celtrix's business affairs and financial condition and has had access to and has acquired sufficient information about Celtrix to reach an informed and knowledgeable decision to acquire the Units (and the Warrant Shares issuable upon exercise of the Warrants). Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Units.

         3.2 INVESTMENT INTENT. Purchaser is purchasing the Units (and the Warrant Shares upon exercise of the Warrants) for investment for its own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act. Purchaser understands that the Shares, the Warrants and the Warrant Shares have not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

         3.3 REGISTRATION OR EXEMPTION REQUIREMENTS. Purchaser further acknowledges and understands that the Shares, the Warrants and the Warrant Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser understands that the certificate(s) evidencing the Shares will be imprinted with a legend that prohibits the transfer of the Shares unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act, and, if Celtrix shall so request in writing, an opinion of counsel satisfactory to Celtrix is obtained to the effect that the transaction is so exempt. In addition, Purchaser will refrain from selling, transferring or otherwise disposing of any Shares, the Warrants or the Warrant Shares, or any interest therein, in such manner as to cause Celtrix to be in violation of the registration requirements of the Securities Act or applicable state securities or blue sky laws.

         3.4 NO LEGAL, TAX OR INVESTMENT ADVICE. Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Units (and the Warrant Shares issuable upon exercise of the Warrants) constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Units (and the Warrant Shares issuable upon exercise of the Warrants).


                                   SECTION 4

                    CONDITIONS TO OBLIGATIONS OF PURCHASERS

         Each Purchaser's obligation to purchase the Units at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, unless otherwise waived by such Purchaser:





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         4.1        REPRESENTATIONS AND WARRANTIES CORRECT.  The
representations and warranties made by Celtrix in Section 2 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

         4.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by Celtrix on or prior to the Closing Date shall have been performed or complied with in all material respects.

         4.3 OPINION OF COMPANY'S COUNSEL. Purchaser shall have received from Venture Law Group, counsel to Celtrix, an opinion addressed to it, dated the Closing Date, in substantially the form that is customary for similar financial transactions.

         4.4 NO ORDER PENDING. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement.

         4.5 NO LAW PROHIBITING OR RESTRICTING SUCH SALE. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale, or requiring any consent or approval of any person which shall not have been obtained to issue the Units (except as otherwise provided in this Agreement).

         4.6 COMPLIANCE CERTIFICATE. Celtrix shall have delivered to Purchasers a certificate executed on behalf of Celtrix by a duly authorized officer of Celtrix, dated the Closing Date, and certifying to the fulfillment of the conditions specified in Sections 4.1 and 4.2. Notwithstanding the preceding sentence, Celtrix shall not be required to deliver such a certificate if the Closing Date and the execution date of this Agreement are the same.

         4.7 NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change between the date of this Agreement and the Closing Date in the financial condition, business or affairs of Celtrix.

         4.8 GOVERNMENTAL APPROVALS. All consents from governmental agencies required to consummate the transaction contemplated hereby shall have been obtained.


                                   SECTION 5

                      CONDITIONS TO OBLIGATIONS OF CELTRIX

         Celtrix's obligation to sell and issue the Units at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions by each of the Purchasers, unless otherwise waived by Celtrix:

         5.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by each Purchaser in Section 3 hereof shall be true and correct in all material





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respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

         5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by each Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

         5.3 NO ORDER PENDING. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement.

         5.4 NO LAW PROHIBITING OR RESTRICTING SUCH SALE. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale, or requiring any consent or approval of any person which shall not have been obtained to issue the Units (except as otherwise provided in this Agreement).

         5.5 GOVERNMENTAL APPROVALS. All consents from governmental agencies required to consummate the transaction contemplated hereby shall have been obtained.

                                   SECTION 6

                              COVENANTS OF CELTRIX

         Until the termination of this Agreement in accordance with Section 9.1 hereof or the particular covenant, as the case may be:

         6.1 WARRANTS. Celtrix will comply with the provisions of the Warrants contained in the Form of Warrant attached as Exhibit B hereto.

         6.2     REGISTRATION REQUIREMENTS.

                 (a) As soon as reasonably practicable and in any event no later than 45 days after the Closing, Celtrix shall prepare and file a registration statement with the SEC under the Securities Act to register the resale of the Shares and the Warrant Shares ( "Registrable Securities") and thereafter shall use its best efforts to secure the effectiveness of such registration statement.

                 (b) Celtrix shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and each holder of Registrable Securities ("Holder") shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Registrable Securities resold by such Holder. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by Celtrix in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for Celtrix, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling





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
commissions, underwriting fees and stock transfer taxes applicable to the Registrable Securities and all fees and disbursements of counsel for any Holder.

                 (c) In the case of any registration effected by Celtrix pursuant to these registration provisions, Celtrix will use its best efforts to: (i) keep such registration effective until the earlier of (A) two (2) years after the Closing Date or (B) such date as Celtrix shall be satisfied that the then-current Holders may sell all of their Registrable Securities then outstanding within a three (3) month period; (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement; (iii) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request; (iv) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that Celtrix shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; (v) cause all such Registrable Securities registered as described herein to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by Celtrix are then listed or quoted; (vi) provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all Registrable Securities; and (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

                 (d) When a Holder is entitled to sell and gives notice of its intent to sell pursuant to the registration statement, Celtrix shall, within three (3) trading days (subject to Section 7.1), furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Holders of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing.

                 (e) The right to sell Registrable Securities pursuant to the registration statement described herein will automatically be assigned to each transferee of Registrable Securities. In the event that it is necessary, in order to permit a Holder to sell Registrable Securities pursuant to Celtrix's registration statement, to amend the registration statement to name such Holder, such Holder shall, upon written notice to Celtrix, be entitled to have Celtrix make such amendment as soon as reasonably practicable. Notwithstanding the above provisions relating to Registration Expenses, in the event that such an amendment is requested, the Holder shall, at the request of Celtrix, be obligated to reimburse Celtrix for reasonable Registration Expenses incurred by it in connection with such amendment.





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
                 (f) With a view to making available to the holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell Registrable Securities to the public without registration or pursuant to a registration on Form S-3, Celtrix hereby covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the closing; (ii) file with the SEC in a timely manner all reports and other documents required of Celtrix under the Securities Act and Exchange Act; and (iii) furnish to any Holder, as long as the Holder owns any Registrable Securities forthwith upon request, (A) a written statement by Celtrix that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of Celtrix, and (C) such other information as may be reasonably requested in order to avail any Holder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration or pursuant to such Form S-3.

                 (g)      Indemnification.

                          (i)     To the extent permitted by law, Celtrix will
indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder, its officers, directors, shareholders or partners and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):
(A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,
(B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (C) any violation or alleged violation by Celtrix of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; and Celtrix will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this
Section 6.2(g)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Celtrix (which consent shall not be unreasonably withheld), nor shall Celtrix be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                          (ii)    To the extent permitted by law, each selling
Holder will indemnify and hold harmless Celtrix, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls Celtrix within the meaning of the Act, any





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
underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 6.2(g)(ii), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 6.2(g)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 6.2(g)(ii) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

                          (iii)   Promptly after receipt by an indemnified
party under this Section 6.2(g) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6.2(g), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6.2(g), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.2(g).

                          (iv)    If the indemnification provided for in this
Section 6.2(g) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, that, in no event shall any contribution by a Holder under this subsection 6.2(g)(iv) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                          (v)     The obligations of Celtrix and Holders under
this Section 6.2(g) shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 6.2(g), and otherwise.


                                   SECTION 7

                            COVENANTS OF PURCHASERS

         7.1 NOTICE TO COMPANY OF PROPOSED SALE AND RIGHT OF COMPANY TO SUSPEND USE OF REGISTRATION STATEMENT. If any Purchaser (as defined in Section
6.2 above) shall propose to sell any Registrable Securities pursuant to the registration statement, it shall notify Celtrix of its intent to do so at least three (3) full trading days prior to such sale, and the provision of such notice to Celtrix shall conclusively be deemed to establish an agreement by such Purchaser to comply with the registration provisions herein described. Unless otherwise specified in such notice, such notice shall be deemed to constitute a representation that any information previously supplied by such Purchaser is accurate as of the date of such notice. At any time within such three (3) trading-day period, Celtrix may refuse to permit the Purchaser to resell any Registrable Securities pursuant to the registration statement; provided, however, that in order to exercise this right, Celtrix must deliver a certificate in writing to the Purchaser to the effect that a delay in such sale is necessary because a sale pursuant to such registration statement in its then-current form could constitute a violation of the federal securities laws. In no event shall such delay exceed ten (10) trading days; provided, however, that if, prior to the expiration of such ten (10) trading day period, Celtrix delivers a certificate in writing to the Purchaser to the effect that a further delay in such sale beyond such ten (10) trading day period is necessary because the disclosures required to be made for a sale pursuant to such registration statement to be in compliance with federal securities laws would be seriously detrimental to Celtrix and its stockholders, Celtrix may refuse to permit such Purchaser to resell any Registrable Securities pursuant to the registration statement for an additional period not to exceed ten (10) trading days.
Celtrix may not utilize this right more than once in any three (3) month period.

         7.2 RESTRICTIONS ON SHORT-SALES. No Purchaser shall engage in any short-sales of Celtrix's Common Stock prior to the effectiveness of the Registration Statement, except to the extent that any such short-sale is fully covered by freely tradable shares of Common Stock of Celtrix.

                                   SECTION 8

         RESTRICTIONS ON TRANSFERABILITY OF SHARES; COMPLIANCE WITH
SECURITIES ACT

         8.1 RESTRICTIONS ON TRANSFERABILITY. The Shares, Warrants and Warrant Shares shall not be transferable in the absence of a registration under the Securities Act or an exemption therefrom or in the absence of compliance with any term of this Agreement. Celtrix shall be entitled to give stop transfer instructions to the transfer agent with respect to the Shares in order to enforce the foregoing restrictions.

         8.2 RESTRICTIVE LEGEND. Each certificate representing Shares, Warrants and Warrant Shares shall bear substantially the following legends (in addition to any legends required under applicable securities laws):

    THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

    UNTIL __________, 1998 THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED UNLESS PRIOR NOTICE SHALL HAVE BEEN GIVEN TO CELTRIX.

         The legend contained in this Section 8.2 will be removed from a certificate if (i) Celtrix receives an opinion of counsel reasonably satisfactory to Celtrix that the Shares or Warrant Shares represented by such certificates are available for resale pursuant to Rule 144 under the Securities Act, or (ii) in Celtrix's opinion the Shares or Warrant Shares represented by such certificates are available for resale pursuant to Rule 144(k) under the Securities Act, or (iii) such Shares or Warrant Shares are sold pursuant to an effective registration statement with the SEC.


                                   SECTION 9

                                 MISCELLANEOUS

         9.1        TERMINATION OF AGREEMENT.

                    (a) This Agreement may be terminated at any time prior to the Effective Time by Celtrix or any Purchaser if there has been a material breach of any representation, warranty, covenant or agreement on the part of the other party set forth in this agreement, which breach shall not have been cured, in the case of a representation or warranty, prior to the Closing or, in the case of a covenant or agreement, within thirty (30) calendar days following receipt by the breaching party of written notice of such breach from the other party.

                    (b) From and after the termination of this Agreement, the covenants, obligations and agreements of the parties set forth herein shall be of no further force or effect and the parties shall be under no further obligation with respect thereto.

         9.2 BEST EFFORTS. Celtrix and each Purchaser shall use its best efforts to take all actions required under any law, rule or regulation adopted subsequent to the date hereof in order that Celtrix may sell the Units to Purchasers and Purchasers may purchase the Units, and to ensure that the conditions to a Closing set forth herein are satisfied on or before the scheduled date of such Closing.

         9.3 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Delaware as applied to contracts entered into solely between residents of, and to be performed entirely within, such state.

         9.4 SURVIVAL. The representations and warranties, in Sections 2 and 3 of this Agreement shall survive any investigation made by any Purchaser or Celtrix and the Closing; provided that such representations and warranties shall not be construed so as to constitute representations and warranties concerning circumstances existing after the date of this Agreement.

         9.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be assigned by a party without the prior written consent of the other party.

         9.6 ENTIRE AGREEMENT; AMENDMENT. This Agreement, the Warrants and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersedes all prior agreements and understandings among the parties relating to the subject matter hereof. With the exception of Section 6 hereof, the terms of this Agreement may be waived or amended with the written consent of Celtrix and each Purchaser. With respect to Section 6 hereof, with the written consent of Celtrix and the record holders of more than fifty percent (50%) of the Registrable Securities then outstanding the terms of this Agreement may be waived and amended and any such amendment or waiver shall be binding upon Celtrix and all holders of Shares.

         9.7 NOTICES AND DATES. Any notice or other communication given under this Agreement shall be sufficient if in writing and sent by registered or certified mail, domestic or international courier, or facsimile, return receipt requested, postage or courier charges prepaid, to a party at its address set forth below (or at such other address as shall be designated for such purpose by such party in a written notice to the other party hereto):

                    (a)      if to Celtrix, to:

                             Celtrix Pharmaceuticals, Inc.
                             3055 Patrick Henry Drive
                             Santa Clara, CA 95052-8203

                             Attention:  Chief Financial Officer

                             with a copy to:

                             Edmund S. Ruffin, Jr.
                             Venture Law Group
                             2800 Sand Hill Road
                             Menlo Park, CA  94025

                    (b) if to Purchasers, to the respective address set forth on the attached Schedule of Purchasers with a copy to:

                             Carla Newell
                             Gunderson Dettmer Stough Villeneuve
                               Franklin & Hachigian, LLP
                             155 Constitution Drive
                             Menlo Park, CA 94025

                    All such notices and communications shall be effective one
(1) trading day after being sent by courier or by facsimile with confirmation of receipt or five (5) trading days after being sent by the other approved methods.

         9.8 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restriction of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         9.9 COSTS AND EXPENSES. Each party hereto shall pay its own costs and expenses incurred in connection herewith, including the fees of its counsel, auditors and other representatives, whether or not the transactions contemplated herein are consummated.

         9.10 NO THIRD PARTY RIGHTS. Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

         9.11 COUNTERPARTS. This Agreement may be executed in counterparts, and each such counterpart shall be deemed an original for all purposes, but such counterparts shall together constitute one and the same instrument.

                                   EXHIBIT A

                             SCHEDULE OF PURCHASERS


                                     # SHARES
        PURCHASER                  COMMON STOCK              # WARRANT SHARES              PURCHASE PRICE
        ---------                  ------------              ----------------              --------------
          NAME                        SHARES                      WRNTS~                      $AMOUNT

                                   SCHEDULE A

                             SCHEDULE OF PURCHASERS


                                                   # SHARES            # WARRANT
                PURCHASER                        COMMON STOCK            SHARES     PURCHASE PRICE
                ---------                        ------------          ---------    --------------
Pequot Private Equity Fund, L.P.                   1,456,304              728,152     $3,550,470.00
Dawson-Samberg Capital Management, Inc.
354 Pequot Avenue
Southport, CT  06490
Attn:  Amiel Peretz, Investment Advisor


Pequot Offshore Private Equity Fund, Inc.            184,384               92,192        449,530.00
Dawson-Samberg Capital Management, Inc.
354 Pequot Avenue
Southport, CT  06490
Attn:  Amiel Peretz, Investment Advisor


Warburg, Pincus Partners, L.P.                       922,887              461,443      2,250,000.00
Warburg, Pincus & Co., Inc.
466 Lexington Avenue, 10th Floor
New York, NY  10017
Attn:  James E. Thomas, Partner


Biotechnology Development Fund, L.P.               1,230,516              615,258      3,000,000.00
Attn:  Frank Kung, General Partner
1055 Lemon Street
Menlo Park, CA  94025


Veron International Limited                          615,258              307,629      1,500,000.00
Chinachem Group
Chinachem Golden Plaza, Top Floor
77 Mody Road
Tsin Sha Tsui East
Kowloon, Hong Kong
Attn:  Joseph W.K. Leung, Director


Fu Sheng Industrial Co., Ltd.                        410,165              205,082        999,982.60
172 Nanking East Road, Sec. 2
Taipei 104, Taiwan
R.O.C.
Attn:  Shuhbin King

Lippo Securities Ltd.                                205,086              102,543        500,000.00
2302 Lippo Tower
Lippo Centre
89 Queensway, Central
Hong Kong
Attn:  Peter P. Woo


Siu Yim Au                                           102,543               51,271        250,000.00
c/o Primasia Investment Management Ltd.
Suite 4411, 44F, China Resources Building
26 Harbour Road
Wanchai, Hong Kong
Attn:  Wilson Tam


Hong Siu Ho                                           20,508               10,254         50,000.00
c/o Primasia Investment Management Ltd.
Suite 4411, 44F, China Resources Building
26 Harbour Road
Wanchai, Hong Kong
Attn:  Wilson Tam


Tsun Woon Lee                                         20,508               10,254         50,000.00
c/o Primasia Investment Management Ltd.
Suite 4411, 44F, China Resources Building
26 Harbour Road
Wanchai, Hong Kong
Attn:  Wilson Tam


Sheldon Pacific, Inc.                                 20,508               10,254         50,000.00
c/o Primasia Investment Management Ltd.
Suite 4411, 44F, China Resources Building
26 Harbour Road
Wanchai, Hong Kong
Attn:  Wilson Tam


Nai-Ping Leung                                        41,012               20,506         99,988.00
95A, Hill Road 1/F
Western District
Hong Kong


Anthony Ng and Cindy Ng                              123,051               61,525        300,000.00
Kowloon Development Co. Ltd.
23/F Pioneer Centre
750 Nathan Road
Kowloon, Hong Kong

Connie Wanpyng Chuang & Jesse Jin-Chu                 61,525               30,762        150,000.00
Chen JTWROS
1608 Pebble Beach Ct.
Milpitas, CA  95035


Peter Lie Ming Yuan                                   82,034               41,017        200,000.00
1757 Tower 9
88 Tai Tam Reservoir Road
Hong Kong


Ho Fung Holding Co. Ltd.                              61,525               30,762        150,000.00
20 F East Town Bldg.
41 Lockhard Rd.
Wanchai, Hong Kong
Attn:  Mr. Robert Ho


Eng-Soon Tan                                          82,028               41,014        199,985.00
Tan Chong Motor Center, 4th Floor
c/o Tan Chong Motor Co. Ltd.
911 Bukit Timan Road
Singapore 2158


Li-Mam Kuo                                            41,017               20,508        100,000.00
28080 Storyhill Lane
Los Altos, CA  94022


A-Jen Lin                                             41,017               20,508        100,000.00
6F No. 17, Chu-Chuan 3rd Road
Science Based Industrial Park
Hsin-Chu, Taiwan

                          TOTAL                    5,721,876            2,860,934    $13,949,955.60





                                        21